The AFL-CIO Housing Investment Trust builds on 40 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in San Francisco

Since Inception in 1984

13	$370.2M	$729.3M	8.3M	2,007

Projects	HIT Investment Amount	Total Development Cost	Hours of Union Construction Work	Housing Units Created or Preserved

$1.9B	9,276	$843.1M	$87.0M	29%

Total Economic Impact	Total Jobs Across Industries	Total Wages and Benefits	State and Local Tax Revenue Generated	Percent Affordable

PROJECT PROFILE:

JAZZIE COLLINS APARTMENTS

The HIT provided $19.1 million in financing for the $52.5 million new construction of the 96-unit all affordable Jazzie Collins Apartments in San Francisco, creating an estimated 368,640 hours of union construction work.

PROJECT PROFILE:

SAN CRISTINA

The HIT provided $17.5 million in financing for the $49.3 million substantial rehabilitation of the 58-unit all affordable San Cristina apartments, creating an estimated 232,130 hours of union construction work.

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Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of March 31, 2025. Economic impact data is in 2024 dollars and all other figures are nominal.

Helping Build San Francisco —The Union Way	MARCH 2025

Arc Light Apartments—San Francisco	Rincon Green @ 333 Harrison—San Francisco	Potrero Launch Apartments—San Francisco

“When the AFL-CIO Housing Investment Trust is financing a project, they’re financing affordable housing projects. So, it’s not just work for us today, it’s housing we can afford to live in when it’s done. And that’s something you just don’t see enough of in San Francisco.”

—Rudy Gonzalez

Secretary-Treasurer, San Francisco Building and Construction Trades Council

HIGHLIGHTS OF BAY AREA INVESTMENTS

Project	Location	HIT Investment	TDC	Construction Work Hours
101 Polk	San Francisco	$58,084,400	$82,847,679	906,890
Arc Light Apartments	San Francisco	$32,462,900	$47,948,451	882,410
Bernal Gateway	San Francisco	$5,406,306	$14,300,000	149,690
Heritage Homes	San Francisco	$7,400,000	$27,999,667	299,500
Jazzie Collins Apartments	San Francisco	$19,058,892	$52,515,971	368,640
Market Heights	San Francisco	$2,340,000	$2,574,000	43,090
Potrero Launch Apartments	San Francisco	$2,585,000	$80,400,000	1,156,820
Rincon Green @ 333 Harrison	San Francisco	$70,001,400	$105,000,000	1,464,530
San Cristina	San Francisco	$17,472,000	$49,334,105	232,130
Ventana Residences	San Francisco	$52,000,000	$121,934,463	805,240

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of March 31, 2025. Economic impact data is in 2024 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055. Investors should read the current prospectus carefully before investing.

The projects shown on this table may not reflect HIT’s current portfolio for any or all ofthe following reasons: (i) the assets related to the project(s) shown on this table may no longer be held in the HIT’s current portfolio; (ii) other assets in the HIT’s current portfolio may have characteristics different from those shown on this table; and (iii) this table is not a complete list of all the projects financed by the HIT as of the date of this report. A complete list of the HIT’s portfolio holdings as of the most recently disclosed month-end is available upon request or on its website at aflcio-hit.com.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com